Exhibit (n)(2)

                                   Schedule A
                                   ----------
                           Effective November 15, 2004

                              AMENDED AND RESTATED
                    MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS
                                February 9, 2004

                            Eaton Vance Growth Trust
                            ------------------------
Eaton Vance Atlanta Capital Intermediate Bond Fund                     Eaton Vance Global Growth Fund
Eaton Vance Atlanta Capital Large-Cap Growth Fund                      Eaton Vance Greater China Growth Fund
Eaton Vance Atlanta Capital Small-Cap Fund                             Eaton Vance Growth Fund
Eaton Vance Asian Small Companies Fund                                 Eaton Vance Worldwide Health Sciences Fund


                          Eaton Vance Investment Trust
                          ----------------------------

Eaton Vance California Limited Maturity Municipals Fund                Eaton Vance Massachusetts Limited Maturity Municipals Fund
Eaton Vance New Jersey Limited Maturity Municipals Fund                Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance Florida Limited Maturity Municipals Fund                   Eaton Vance National Limited Maturity Municipals Fund
Eaton Vance New York Limited Maturity Municipals Fund                  Eaton Vance Pennsylvania Limited Maturity Municipals Fund


                          Eaton Vance Municipals Trust
                          ----------------------------

Eaton Vance Alabama Municipals Fund                                    Eaton Vance Mississippi Municipals Fund
Eaton Vance Arizona Municipals Fund                                    Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund                                   Eaton Vance National Municipals Fund
Eaton Vance California Municipals Fund                                 Eaton Vance New Jersey Municipals Fund
Eaton Vance Colorado Municipals Fund                                   Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals Fund                                Eaton Vance North Carolina Municipals Fund
Eaton Vance Florida Municipals Fund                                    Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund                                    Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund                                   Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund                                  Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund                                   Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund                              Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund                                   Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund                                  Eaton Vance West Virginia Municipals Fund


                         Eaton Vance Municipals Trust II
                         -------------------------------

Eaton Vance Florida Insured Municipals Fund                            Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund                                     Eaton Vance Kansas Municipals Fund

                                      A-1

                         Eaton Vance Mutual Funds Trust
                         ------------------------------

Eaton Vance Floating-Rate Fund                                         Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Floating-Rate High Income Fund                             Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Government Obligations Fund                                Eaton Vance Tax-Managed International Growth Fund
Eaton Vance High Income Fund                                           Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Diversified Income Fund                                    Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance Low Duration Fund                                          Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
Eaton Vance Municipal Bond Fund                                        Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
Eaton Vance Strategic Income Fund                                      Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Dividend Income Fund                           Eaton Vance Tax-Managed Value Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund


                           Eaton Vance Series Trust II
                           ---------------------------

                        Eaton Vance Income Fund of Boston
                  Eaton Vance Tax-Managed Emerging Markets Fund


                      Eaton Vance Special Investment Trust
                      ------------------------------------

Eaton Vance Balanced Fund                                              Eaton Vance Small-Cap Growth Fund
Eaton Vance Emerging Markets Fund                                      Eaton Vance Small-Cap Value Fund
Eaton Vance Greater India Fund                                         Eaton Vance Special Equities Fund
Eaton Vance Large-Cap Core Fund                                        Eaton Vance Utilities Fund
Eaton Vance Large-Cap Value Fund
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                                      A-2